Exhibit 99.2

AMENDMENT TO FORBEARANCE AGREEMENT

AMENDMENT TO FORBEARANCE AGREEMENT, dated as of June 5, 2013 (this “Agreement”), is executed and delivered in connection with that certain Forbearance Agreement, dated as of April 30, 2013 (the “Forbearance Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Forbearance Agreement), among UNITEK GLOBAL SERVICES, INC., a Delaware corporation, certain subsidiaries thereof (collectively, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as agent (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders amend the Forbearance Agreement to modify the Standstill Period; and

WHEREAS, the Agent and the Lenders are willing to so agree, but only upon the terms and subject to the conditions expressly set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            AMENDMENTS TO FORBEARANCE AGREEMENT

Effective upon the satisfaction of the conditions precedent contained in Section 4 hereof, the Forbearance Agreement is hereby amended as follows:

(a) Section 1.  Definitions.  Section 1 of the Forbearance Agreement is amended by deleting the definition of “Outside Date” in its entirety and by substituting the following in lieu thereof:

“Outside Date” shall mean June 6, 2013.

SECTION 2.                            REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into this Amendment and refrain from taking Enforcement Actions during the Standstill Period (as amended hereby), each Borrower hereby (a) represents and warrants to the Agent and each Lender that (i) such Borrower has the full right, power and authority to make, deliver and perform this Amendment and such Borrower has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and (ii) this Amendment constitutes the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (b) confirms that each of the representations and warranties made by such Borrower in the Forbearance Agreement, the Credit Agreement and the Other Documents to which such Borrower is a party is true and correct in all material respects as of the date hereof (except to the extent that the Known Defaults make any such representation or warranty incorrect or false), except to the extent that any such representation or warranty expressly relates to a specific earlier date, in which case such Borrower hereby confirms such representation or warranty is true and correct in all material respects as of such earlier date (except to the extent the Known Defaults make any such representation and warranty incorrect or false).

SECTION 3.                            CONDITIONS PRECEDENT TO EFFECTIVE DATE

This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived, as determined by the Agent and the Lenders:

(a)                                 Amendment.  The Agent shall have received this Amendment, duly executed and delivered by each Borrower, the Lenders and the Agent by no later than June 5, 2013.

(b)                                 Amendment to Term Debt Agreement.  The Agent shall have received an amendment to the Term Debt Agreement, duly executed and delivered by the Borrowers, the Term Debt Creditors and the Term Debt Agent, which amendment shall (a) provide for the forbearance, for a period which ends no sooner than the Outside Date, by such holders of the exercise of any rights or remedies under the Term Debt Credit Agreement or the Term Debt Documents, including without limitation, the acceleration of the Term Debt Indebtedness, due to any default or event of default arising out of or relating to any of the Known Defaults and (b) otherwise be in form and substance reasonably satisfactory to the Agent.

SECTION 4.                            MISCELLANEOUS

4.1                               Amendments and Waivers.  Neither this Amendment, nor any terms hereof, may be amended, waived, supplemented or otherwise modified except in a writing signed by the Borrowers, the Agent and the Lenders.

4.2                               Notices.  All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the notice provisions set forth in the Forbearance Agreement, the Credit Agreement and the Other Documents.

4.3                               Costs, Fees and Expenses.  Without limiting the obligations of any Borrower under the Credit Agreement and the Other Documents, each Borrower hereby agrees to reimburse and indemnify the Agent for all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel, incurred by the Agent on its own behalf or Agent on behalf of the Lenders in connection with the administration and enforcement of the Forbearance Agreement, this Amendment or any subsequent amendment to the Forbearance Agreement and the transactions contemplated thereby.

4.4                               Other Documents to Remain in Effect.

(a) Except to the extent expressly set forth in this Amendment, all of the provisions of the Forbearance Agreement, the Credit Agreement and the Other Documents are, and shall continue to be, in full force and effect in accordance with their respective terms, and each Borrower shall remain obligated to comply with all of such Borrower’s obligations contained in the Forbearance Agreement, the Credit Agreement and each Other Document to which such Borrower is a party.  Each Borrower ratifies and reaffirms the validity, enforceability and binding nature of all such obligations (subject to, and in accordance with, the terms of the Forbearance Agreement, the Credit Agreement and the Other Documents applicable to such Borrower).

(b) Each Borrower acknowledges and agrees that nothing in this Amendment or in the course of any prior or future discussions or negotiations (whether written or oral) between the Agent and the Lenders on the one hand and such Borrower or any other Borrower on the other shall constitute an amendment or waiver of, or a commitment or agreement to effect any amendment or waiver of, any provision of the Forbearance Agreement, the Credit Agreement and any Other Document, it being understood by each Borrower that any such amendment, waiver or commitment (if any) shall be conditioned on and subject to definitive documentation acceptable to the Lenders in their sole discretion as evidenced by the execution and delivery of such documentation by Lenders whose consent to such documentation may be required under Section 16.2(a) of the Credit Agreement.

4.5                               Release by Borrowers.  Each Borrower, in consideration of the Agent’s and each Lender’s execution and delivery of this Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which such Borrower or any predecessor, successor or assign might other have or may have against any Lender, the Agent or any of such Lender’s or Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date relating to the Amendment, the Forbearance Agreement, the Credit Agreement and the Other Documents and/or any transactions contemplated thereby, except for any obligations remaining to be respectively performed by the Lenders or the Agent as expressly set forth in this Amendment, the Forbearance Agreement, the Credit Agreement and the Other Documents.

4.6                               No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or the Lenders, any right, remedy, power or privilege under this Amendment, the Forbearance Agreement, the Credit Agreement or any Other Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Amendment, the Forbearance Agreement, the Credit Agreement or any Other Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Agent and the Lenders provided under this Amendment, the

Forbearance Agreement, the Credit Agreement and the Other Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

4.7                               Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.

4.8                               Further Assurances.  Each Borrower shall from time to time, upon the reasonable request of the Agent, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Amendment and of the rights, remedies, powers and privileges hereunder.

4.9                               Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.10                        Integration; Successors.  This Amendment, the Forbearance Agreement, the Credit Agreement and the Other Documents constitute the entire agreement of the Borrowers, the Agent and the Lenders concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements.  There are no promises, undertakings, oral agreements, representations or warranties by the Borrowers, the Agent or the Lenders relative to the subject matter hereof not expressly set forth herein.  This Amendment shall be deemed to be an Other Document for all purposes under and in connection with the Credit Agreement and the Other Documents and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  This Amendment is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns.

4.11                        Governing Law.  This Amendment and the rights and obligations of the parties hereto under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.12                        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Rocco Romanella
	Name:	Rocco Romanella
	Title:	Chief Executive Officer

UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC. (f/k/a Nexlink Global Services, Inc.)
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Kenneth Cichocki
	Name:	Kenneth Cichocki
	Title:	Interim Chief Financial Officer

AGENT and LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Glenn D. Kreutzer
	Name:	Glenn D. Kreutzer
	Title:	Vice President

RBS BUSINESS CAPITAL,
a division of RBS Asset Finance, Inc.,
a subsidiary of RBS Citizens, N.A., as a Lender

	By:	/s/ Karen D. Budniak
	Name:	Karen D. Budniak
	Title:	Senior Vice President

TRISTATE CAPITAL BANK, as Lender

	By:	/s/ Mark W. Torie
	Name:	Mark W. Torie
	Title:	Senior Vice President